                                                                    EXHIBIT 10.2

              1993 STOCK OPTION PLAN OF CONTEXT INTEGRATION, INC.

     WHEREAS, the Board of Directors of CONTEXT INTEGRATION, INC., a Delaware corporation, deems it to be in the best interest of the Company that certain employees of the Company or of its Subsidiaries be given the opportunity to acquire Stock pursuant to a stock option plan and thereby to increase their incentive to contribute to the growth of the Company and its Subsidiaries;

     NOW, THEREFORE, the Board of Directors has adopted this Stock Option Plan as of the date set forth below:

                                  1.  GENERAL
                                      -------

     1.1  Purpose of Plan. This Plan is intended to encourage Stock ownership by
          ---------------
employees of the Company or of its Subsidiaries and to provide additional incentive for them to remain in the employ of the Company or its Subsidiaries and to promote the growth and success of the Company and such Subsidiaries. It is intended that the options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-incentive stock options.

     1.2  Definitions. Whenever used herein, the following terms shall have the
          -----------
following meanings:

          (A)  "Board" -  the Board of Directors of the Company.

          (B) "Code" - the Internal Revenue Code of 1986, as amended from time to time.

          (C) "Committee" - a committee designated by the Board which shall consist of one or more members of the Board who shall be appointed by and serve at the pleasure of the Board.

          (D) "Company" - Context Integration, Inc., a Delaware corporation formerly known as The Context Group, Inc.

          (E)  "Disability" - permanent and total disability as defined in Code
          Section 105(d)(4).

          (F) "Fair Market Value" - (a) prior to a public offering of the Stock, the fair market value of the Stock as determined by, and in accordance with procedures to be established by the Committee, (b) subsequent to a public offering of the Stock, (i) the mean between dealer "bid" and "ask" prices of the Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities

          Dealers, Inc. and (ii) if the Stock becomes listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the Stock on such stock exchange or exchanges on the day the Option is granted or if no sale of the Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock.

          (G) "Incentive Stock Option" - an option to purchase Stock granted pursuant to the Plan that constitutes an "incentive stock option" within the meaning of Section 422 of the Code.

          (H) "Non-Incentive Stock Option" - an option to purchase Stock granted pursuant to the Plan that does not constitutes an Incentive Stock Option.

          (I) "Option" - an option to purchase Stock granted pursuant to the Plan which constitutes an Incentive Stock Option or a Non-Incentive Stock Option.

          (J) "Option Agreement" - the agreement between the Company and a Participant evidencing the grant of an Option under the Plan and containing the terms and conditions, not inconsistent with the Plan, that - are applicable to such Option.

          (K) "Participant" - an individual to whom an Option is granted under the Plan.

          (L)  "Plan" - the 1993 Stock Option Plan of Context Integration, Inc.

          (M) "Reorganization" - any merger or consolidation in which the Company is not the surviving corporation other than a merger of the Company into a wholly owned subsidiary of the Company; sale of all or substantially all of the assets of the Company; or sale, pursuant to an agreement with the Company, of Stock of the Company pursuant to which another corporation, person, or other entity acquires fifty percent (50%) or more of the outstanding Stock of the Company.

          (N)  "Stock" - the $.01 par value Common Stock of the Company.

          (0) "Subsidiary" - any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation, in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               2.   ADMINISTRATION OF THE PLAN
                    --------------------------

     2.1  Administration. The Plan shall be administered by the Committee.
          --------------
Subject to the provisions of the Plan, the Committee is authorized to:

          (A)  determine the employees to whom Options are to be granted;

          (B) determine the number of shares of Stock to be covered by each of the Options, the time or times at which options shall be granted and exercisable, the exercise price for shares subject to the Options, and whether such Options shall be Incentive Stock Options or Non-Incentive Stock Options;

          (C)  interpret the Plan provisions;

          (D)  terminate the Plan;

          (E) prescribe, amend and rescind rules and regulations relating to the Plan;

          (F) rely on the employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

          (G) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     2.2  Absolute Discretion. All questions of interpretation and application
          -------------------
of the Plan, or pertaining to any Option granted hereunder, shall be subject to the determination by a majority of the Committee, which determination shall be in the absolute discretion of the Committee.

               3.   ELIGIBILITY OF PARTICIPANTS
                    ---------------------------

     3.1  Participants. The individuals who are eligible to be granted an Option
          ------------
hereunder shall be all officers and directors of the Company who are full-time, paid employees of the Company, and all other full-time, paid employees of the Company.

     3.2  Factors in Determination. In making any determination as to the
          ------------------------
employees of the Company and its Subsidiaries entitled to grants of Options hereunder, the Committee shall take into account the performance of the respective employees, their expected contributions to the growth and success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. The Committee shall not be precluded from approving the grant of an Option to any eligible employee solely because such employee may previously have been granted an Option under this Plan.

               4.   STOCK SUBJECT TO PLAN
                    ---------------------

     4.1  Stock. There shall be reserved for use upon exercise of Options to be
          -----
granted from time to time under the Plan a maximum of 800,000 shares of Stock (unless such maximum shall be increased by or decreased by reason of changes in capitalization as provided in Paragraph 8.4 hereof). The Stock subject to the Plan may be authorized but unissued shares, or may be issued shares which have been reacquired by the Company. At any time and from time to time after the Plan takes effect, Options may be granted to purchase any or all of the Stock subject to the Plan until the maximum number of such shares of Stock shall be exhausted or the Plan shall be sooner terminated.

     4.2  Expiration or Cancellation of Options. Should any Option expire or be
          -------------------------------------
canceled without being fully exercised, the number of shares of Stock with respect to which such Option shall not have been exercised prior to its expiration or cancellation may again be optioned pursuant to the provisions hereof.

               5.   GRANT OF OPTIONS
                    ----------------

     5.1  Decision of Committee. From time to time the Committee shall, in its
          ---------------------
sole discretion but subject to all of the provisions of the Plan, determine which employees will be granted Options under the Plan and the size, terms and conditions of the Options to be granted to each Participant, including whether the Options will be Incentive Stock Options or Non-Incentive Stock Options. In any year, the Committee may approve the grant to any employee of Options subject to differing terms and conditions. The Committee's decision to approve the grant of Options to an employee in any year shall not require the Committee to approve the grant of Options to that employee in any other year or to any other employee in any year; nor shall the Committee's decision with respect to the size, terms and conditions of the Options to be granted to an employee in any year require it to approve the grant of Options of the same size or with the same terms and conditions to that employee in any other year or to any other employee in any year.

     5.2  Acceptance of Grant. Each such employee shall have a reasonable period
          -------------------
of time as determined by the Committee within which to accept or reject the grant of the Options. Failure to accept in writing within the period so fixed by the Committee may be treated as a rejection. Each employee who accepts the grant of the Options offered to him shall enter into an Option Agreement pursuant to Paragraph 6.1 hereof.

     5.3  Limitation of Time of Grant. In no event shall any Incentive Stock
          ---------------------------
Option be granted hereunder after the expiration of ten (10) years from the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the stockholders of the Company pursuant to Paragraph 8.1 hereof.

     5.4  Limitation on Incentive Stock Options. In no event shall any employee
          -------------------------------------
be granted Incentive Stock Options that will first become exercisable by such employee in any one calendar year covering Stock the aggregate Fair Market Value of which exceeds $100,000.00. The aggregate Fair Market Value of the Stock shall be determined as of the time the Incentive Stock Option is granted. All incentive stock options granted under a plan of the Company or any of its Subsidiaries shall be included in the computation of the limitation contained in this Paragraph 5.4. It is intended that the limitation on granted Incentive Stock Options provided hereinabove shall be the maximum limitation available for incentive stock options under Code Section 422.

     5.5  Limitation on Recipients of Grant. Notwithstanding any other
          ---------------------------------
provisions contained herein to the contrary, in no event shall any employee owning directly or indirectly (pursuant to Code Section 425) more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option hereunder unless (A) the option price is one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Option is granted and (B) the term of the Option does not exceed five (5) years.

               6.   TERMS AND CONDITIONS OF OPTIONS
                    -------------------------------

     6.1  Option Agreement. Each Option granted under the Plan shall be
          ----------------
evidenced by an Option Agreement in such form as the Committee may prescribe setting forth the terms and conditions of the Options, consistent with the provisions of the Plan. The Option Agreement shall identify the Options granted as either Incentive Stock Options or Non-Incentive Stock Options. At any time and from time to time, the Committee and a Participant may agree to modify an Option Agreement in order that Incentive Stock Options may be converted to Non-Incentive Stock Options.

     6.2  Method of Determining Number of Shares. The number of shares subject
          --------------------------------------
to each Option granted to a Participant shall be determined by the Committee according to the factors set forth in Section 3.2 above. Each Option Agreement shall specify the number of shares of Stock subject to each Option.

     6.3  Method of Determining Option Price. The price for each share purchased
          ----------------------------------
under any Option granted under the Plan shall be the Fair Market Value of each share of the Stock on the date the Option is granted and shall be specified in the Option Agreement relating to such Option. The price specified in the Option Agreement for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted.

     6.4  Payment of Option Price. Payment of the option price for Stock
          -----------------------
purchased under the Plan shall be made upon the exercise of an Option and may be paid to the Company either:

          (A)  in cash (including check, bank draft or money order); or

          (B) at the discretion of the Committee, or if the Option Agreement so provides, by the delivery of shares of the Company's Stock already owned by the Participant and having a Fair Market Value on the date of exercise equal to the option price; or

          (C) at the discretion of the Committee, or if the Option Agreement so provides, by a combination of cash and Stock.

     6.5  Term of Options. The term of each Option shall be for such period of
          ---------------
months and years from the date of granting thereof as may be determined by the Committee, but no Incentive Stock Option shall be exercisable later than ten
(10) years from the date such Incentive Stock Option is granted.

     6.6  Exercise of Options Generally. An Option may be exercised as to shares
          -----------------------------
of Stock only in such minimum quantities and at such intervals of time as may be specified in the Option Agreement between the Company and the Participant. Each exercise of an Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the shares of Stock as to which an Option shall be exercised shall be paid in full at the time of exercise as specified in Paragraph 6.4 herein. The holder of an Option shall not have any of the rights of a stockholder of the Company with respect to the Stock covered by the Option until he has exercised the Option and received a stock certificate or has been determined to be a stockholder of record by the Company's transfer agent.

     6.7  Nontransferability of Options. No Option granted pursuant to the
          -----------------------------
provisions hereunder shall be transferable by a Participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code). Except with respect to any such order, during the lifetime of a Participant, an Option shall be exercisable only by such Participant. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Option shall be null, void and without effect.

               7.   TERMINATION OF EMPLOYMENT
                    -------------------------

     7.1  Termination Before Option Becomes Exercisable. If the Participant's
          ---------------------------------------------
employment shall be terminated for any reason whatsoever before the date that an Option shall have become exercisable by the Participant, then the Participant's full interest in such Option shall terminated on the date of such termination of employment and all rights thereunder shall cease.

     7.2  Discharge or Resignation. If the Participant ceases to be an employee
          ------------------------
of the company, or a Subsidiary, by reason of the fact that he is discharged for cause, as determined solely and exclusively by the Committee, or by reason of his resignation or voluntary action, all rights of the Participant to exercise an Option shall terminate, lapse and be forfeited at the time of the Participant's termination of employment.

     7.3  Retirement. If any termination of employment is due to retirement with
          ----------
the consent of the Company or a Subsidiary, the Participant shall have the right to exercise an Option exercisable on the date of such retirement at any time within three (3) months after such retirement; provided, however, that in case the Participant shall die within three (3) months after such date of retirement without having exercised the Option, the personal representatives, heirs, legatees or distributees of the Participant, as appropriate, shall have the right up to twelve (12) months from such date of retirement to exercise any such Option to the extent that the Option was exercisable prior to the Participant's termination and had not been so exercised.

     7.4  Death. If any Participant ceases to be an employee of the Company,
          -----
or a Subsidiary, by reason of death, the personal representatives, heirs, legatees or distributees of Participant, as appropriate, shall have the right up to twelve (12) months from the termination of employment to exercise any Option to the extent that the Option was exercisable prior to the Participant's death and had not been so exercised.

     7.5  Disability. If the Participant ceases to be an employee of the Company
          ----------
or a Subsidiary because of Disability, as determined solely and exclusively by the Committee, the Participant shall have the right to exercise an Option at any time within one (1) year after such termination; provided, however, that in case the Participant shall die within one (1) year after such date of termination without having exercised the Option, the personal representatives, heirs, legatees or distributees of the Participant, as appropriate, shall have the right up to one (1) year from such date of termination to exercise any such Option to the extent that the Option was exercisable prior to the Participant's termination and had not been so exercised.

     7.6  Limitations on Exercise. Despite the provisions of Paragraphs 7.3,
          -----------------------
7.4 and 7.5, no Incentive Stock Option shall be exercisable under any condition after the expiration of ten (10) years from the date of its grant. In addition, the provisions of Paragraphs 7.3, 7.4 and 7.5 shall be subject to the provisions of Paragraphs 8.5 and 8.6.

                              8.   MISCELLANEOUS
                                   -------------

     8.1  Effective Date. The Plan shall be effective as of the date set forth
          --------------
below.

     8.2  Duration of Plan. Unless sooner terminated, the Plan shall remain in
          ----------------
effect to and through ten years from the date set forth below. Termination of the Plan shall not effect any Options previously granted thereunder; such Options shall remain in effect until they have been terminated or exercised, all in accordance with their terms.

     8.3  Restrictions on Exercise. The exercise of each Option granted under
          ------------------------
the Plan shall be subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding taxes or other withholding liabilities, or that the listing, registration or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, of the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     8.4  Changes in Capital Structure. (A) If there is any change in the
          ----------------------------
capital structure of the Company through merger, consolidation, reorganization, recapitalization or otherwise, or (B) if there shall be any dividend on the Stock, payable in such Stock, or (C) if there shall be a Stock split or combination of shares, then the maximum aggregate number of shares with respect to which Options may be exercised hereunder and the number and the option price of the shares of Stock with respect to which an Option has been granted hereunder, shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants. The issuance of stock, warrants, or options shall not be considered a change in the Company's capital structure. No adjustment provided for in this section shall require the issuance of any fractional shares.

     8.5  Dissolution or Liquidation. In the event of the dissolution or
          --------------------------
liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant and each such

Participant shall have the right during such period to exercise his Options even though such Options would not otherwise be exercisable by reason of an insufficient lapse of time. At the end of such period any unexercised Options shall terminate and be of no further effect.

     8.6  Reorganization. In the event of a Reorganization in which the Company
          --------------
is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

          (A) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation substantially identical in terms and conditions and equivalent in value to the Option subject hereto, then the Board shall take such action, and the Options shall terminate, as provided in Paragraph 8.5; or

          (B) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised Options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if such plan or agreement makes specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such Stock and such Options.

     8.7  Amendment or Termination. The Board may, by resolution, amend or
          ------------------------
terminate the Plan at any time; provided, however, that subject to the provisions of Paragraph 8.4, the Board may not, without approval by the holders of a majority of the outstanding shares of Stock, increase the maximum aggregate number of shares with respect to which Options may be exercised under the Plan; materially increase the benefits accruing to Participants under the Plan; or materially modify the requirements with respect to eligibility for participation in the Plan. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan except as authorized herein.

          Anything in this Paragraph 8.7 to the contrary notwithstanding, this Plan may from time to time be amended to satisfy the conditions and requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or in any successor rule.

     8.8  Treasury and Unissued Shares. When shares are required to be issued
          ----------------------------
under the Plan, such shares may either be treasury shares or authorized and unissued shares.

     8.9  Application of Proceeds. The proceeds received by the Company from the
          -----------------------
sale of Stock under the Plan will be used for general corporate purposes.

     8.10 Nonguarantee of Employment. Nothing in this Plan shall confer upon a
          --------------------------
Participant any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment at any time.

     IN WITNESS WHEREOF, the Company has executed this 1993 Stock Option Plan effective as of the 30th day of August, 1993.

                                             CONTEXT INTEGRATION, INC.


                                             By: /s/ David L. Smith
                                                 ---------------------------
                                                 David L. Smith, President

ATTEST:


/s/ Regan Coleman
-------------------------
Regan Coleman, Secretary

                                FIRST AMENDMENT
                                      TO
              1993 STOCK OPTION PLAN OF CONTEXT INTEGRATION, INC.

     WHEREAS, the Board of Directors of CONTEXT INTEGRATION, INC., a Delaware corporation (the "Company"), adopted, and the stockholders of the Company approved, that certain 1993 Stock Option Plan of Context Integration, Inc. (the "Plan"), in both cases as of August 30, 1993;

     WHEREAS, the purpose of the Plan was then and today remains to, among other things, encourage ownership of the Company's Common Stock, $.01 par value per share (the "Stock"), by employees of the Company or of its subsidiaries and to provide additional incentive for such employees to remain in the employ of the Company or its subsidiaries and to promote the growth and success of the Company and its subsidiaries;

     WHEREAS, at the time of its adoption the Plan provided for the reservation for use upon exercise of options to purchase Stock granted from time to time under the Plan a maximum of 800,000 shares of Stock (subject to adjustment as provided in the Plan);

     WHEREAS, the Board of Directors of the Company desires to make certain amendments to the Plan, including to expand the types of participants eligible to receive options to purchase Stock;

     WHEREAS, effective October 7, 1996, the Board of Directors of the Company has by resolution effected a eight-to-one Stock split through the declaration of a seven-for-one Stock dividend entitling each stockholder of record to seven shares of Stock for each one share of Stock held on the record date; and

     WHEREAS, the Board of Directors of the Company desires to memorialize such stock dividend in connection with the adoption of such amendments;

     NOW, THEREFORE, the Board of Directors of the Company has adopted the following amendments to the Plan as of the date set forth below (with capitalized terms used herein and not defined herein being defined as provided in the Plan):

1. Amendment of Paragraph 2.1(B). Paragraph 2.1(B) of the Plan is amended to provide in its entirety as follows:

     "(B) determine the number of shares of Stock to be covered by each of the Options, the time or times at which Options shall be granted and exercisable, the exercise price for shares subject to the Options, the vesting provisions, if any, thereon (and whether or not such provisions apply to Options or to the Stock issuable upon exercise of such Options, or both) and whether such Options shall be Incentive Stock Options or Non-Incentive Stock Options;"

2. Amendment of Paragraph 3.1. Paragraph 3.1 of the Plan is amended to provide in its entirety as follows:

          "3.1 Participants. The individuals who are eligible to be granted an
               ------------
     Option hereunder shall be all officers and directors of the Company or a Subsidiary, full-time or part-time employees of the Company or a Subsidiary, and contractors and consultants to the Company or a Subsidiary; provided, however, that only full-time employees of the Company or a
     --------  -------
     Subsidiary shall be eligible to be granted an Incentive Stock Option hereunder."

3. Amendment of Portion of Paragraph 4.1. The first sentence of Paragraph 4.1 of the Plan is amended to provide in its entirety as follows:

          "4.1 Stock. There shall be reserved for use upon exercise of Options
               -----
     to be granted from time to time under the Plan a maximum of 6,400,000 shares of Stock (unless such maximum shall be increased by or decreased by reason of changes in capitalization as provided in Paragraph 8.4 hereof), which maximum number of shares (a) gives effect to that certain eight-to-one stock split effected in the form of a seven-for-one stock dividend on October 7, 1996 and (b) includes (i.e., is not in addition to) all Options granted prior to the date of such First Amendment."

4. Amendment of Paragraph 6.3. Paragraph 6.3 of the Plan is amended to provide in its entirety as follows:

          "6.3 Method of Determining Option Price. The  price for each share
               ----------------------------------
     purchased under any Option granted under the Plan shall be as specified in the Option Agreement relating to such Option, and may be the Fair Market Value of each share of the Stock on the date the Option is granted, or may be a discount or premium thereto; provided, however, that, subject to
                                       --------  -------
     Paragraph 5.5, the price specified in the Option Agreement for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted."

5. New Paragraph 7.7. A new Paragraph 7.7 of the Plan is added to the Plan, to provide in its entirety as follows:

          "7.7 Limitations on Exercise of Incentive Stock Options.
               --------------------------------------------------
     Notwithstanding anything herein to the contrary, an Incentive Stock Option shall not be exercisable by the holder thereof more than three (3) months after such holder ceases to be a full-time employee of the Company or a Subsidiary (except in the case of retirement, death or disability, as provided in Paragraphs 7.3, 7.4 and 7.5 above)."

FIRST AMENDMENT TO 1993 STOCK OPTION
PLAN OF CONTEXT INTEGRATION, INC. - Page 2

6. Amendment of Paragraph 8.6(B). Paragraph 8.6 of the Plan is amended to provide in its entirety as follows:

     "(B) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised Options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if such plan or agreement makes specific provision therefor) in a manner the Board deems equitable and not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such Stock and such Options."

7. Effect. This First Amendment to 1993 Stock Option Plan shall be effective with respect to all Options granted under the Plan on and after the date hereof.

     IN WITNESS WHEREOF, the Company has executed this First Amendment to 1993 Stock Option Plan effective as of October 21, 1996.

                                        CONTEXT INTEGRATION, INC.

                                        By: /s/ T.C. Lau
                                           ---------------------
                                           Its: T.C. Lau
                                               -------------------

ATTEST:

/s/ Samuel Steinhardt
-----------------------


FIRST AMENDMENT TO 1993 STOCK OPTION
PLAN OF CONTEXT INTEGRATION, INC. - Page 3

                           CONTEXT INTEGRATION, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT




               (To be provided to each individual who receives a
                  Notice of Grant of Stock Options and Option
                Agreement evidencing an option grant under the
       1993 Stock Option Plan of Context Integration, Inc., as amended.)

     CONTEXT INTEGRATION, INC. (the "Company") hereby grants to the individual ("Optionee") named in the attached Notice of Grant of Stock Options and Option Agreement (the "Notice") an option (the "Option") to purchase from the Company shares of Common Stock, $.01 par value per share of the Company (the "Stock") pursuant to the 1993 Stock Option Plan of Context Integration, Inc., as amended (the "Plan"). This grant of Options shall be subject to the terms and conditions set forth herein, in the attached Notice, and in the Plan. This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     The number of shares of Stock subject to Options under this Agreement and the attached Notice shall be the number of shares set forth in the attached Notice.

     The purchase price for the Stock subject to the Option ("Option Price") shall be the amount set forth in the attached Notice.

     The Option term shall be as stated in the attached Notice. During the Option term, this Option may be exercised and shares purchased under the following conditions:

          1.1 Optionee shall vest in and shall have the right to exercise the Option during the time intervals and with respect to the number of shares as set forth in the Notice. This Option may be exercised in whole or from time to time in part, but only within the time intervals and with respect to the number of shares as specified in the attached Notice. Each exercise of an Option, or any part thereof, shall be evidenced by a notice in writing to the Company as provided in Paragraph 1.2. The Option Price of the shares of Stock shall be paid in full at the time of exercise as specified in Paragraph 1.3 herein. Optionee shall not have any of the rights of a stockholder of the Company with respect to the Stock covered by an Option until Optionee has exercised the Option and received a stock certificate or has been determined to be a stockholder of record by the Company's transfer agent.

          1.2 The Options granted herein shall be exercised only at the principal office of the Company by Optionee by delivering to the Secretary or the Assistant Secretary of the Company a written notice specifying the number of shares Optionee then desires to purchase, such written notice to be in substantially the following form and to be signed by Optionee:

     "I hereby purchase from CONTEXT INTEGRATION, INC. (the "Company")
     _____ shares of its Common Stock in accordance with the Company's 1993 Stock Option Plan, as adopted by the Board of Directors of the Company, and in accordance with my Stock Option dated as of ______. I hereby tender a cash payment therefor in the amount of $________."

In addition, the Optionee shall deliver to the Corporation a written notice specifying:

          (a) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller;

          (b) the address to which any dividends, notices, reports, etc. are to be sent; and

          (c)  the Optionee's social security number.

          1.3 Payment of the Option Price for Stock purchased under this Agreement and the attached Notice shall be made upon the exercise of an Option and shall be paid in cash

(including check, bank draft or money order).

          1.4 If Optionee's employment with the Company or a Subsidiary shall be terminated for any reason whatsoever before the date that an Option granted hereunder shall have become exercisable by Optionee, then Optionee's full interest in such Option shall terminate on the date of such termination of employment and all rights under such Option shall cease.

          1.5 If Optionee ceases to be an employee of the Company or a Subsidiary, by reason of the fact that Optionee is discharged for "cause," or by reason of Optionee's resignation or voluntary action, all rights of Optionee to exercise the Options granted under this Agreement and the attached Notice shall terminate, lapse and be forfeited at the time of Optionee's termination of employment. For purposes of this Agreement, termination for "cause" shall include (a) the conviction of a felony, (b) the use, after written notice by the Company's Board of Directors and a reasonable opportunity to cure such, of alcohol or drugs to an extent that materially interferes with Optionee's performance of Optionee's duties, (c) the conviction of fraud, misappropriation, embezzlement, or other crimes of moral, turpitude, (d) Optionee has committed a willful act of dishonesty in the course of Optionee's duties which injures the Company, or (e) Optionee has repeatedly disregarded written policy directives from the Company's Chairman of the Board, President or Board of Directors.

          1.6 If Optionee's termination of employment is due to retirement with the consent of the Company or a Subsidiary, Optionee shall have the right to exercise all Options then exercisable under this Agreement and the attached Notice at any time within three (3) months after such retirement; provided, however, that if Optionee dies within three (3) months after such date of retirement without having exercised such Options, the personal representatives, heirs, legatees or distributees of Optionee, as appropriate, shall have the right for up to twelve (12) months from such date of retirement to exercise any such Option, to the extent that the Option was exercisable prior to the termination of Optionee and had not been so exercised.

          1.7 If Optionee ceases to be an employee of the Company or a Subsidiary by reason of death, the personal representatives, heirs, legatees or distributees of Optionee, as appropriate, shall have the right up to twelve (12) months from the termination of employment to exercise any Options which were exercisable prior to death and had not been so exercised.

          1.8 If Optionee ceases to be an employee of the Company or a Subsidiary because of Disability, as determined solely and exclusively by the Committee, Optionee shall have the right to exercise all Options then exercisable under this Agreement and the attached Notice at any time within one
(1) year after such termination; provided, however, that in case Optionee shall die within one (1) year after such date of termination without having exercised such Options, the personal representatives, heirs, legatees or distributees of Optionee, as appropriate, shall have the right up to one (1) year from such date of termination to exercise any such Option to the extent that the Option was exercisable prior to the termination of Optionee and had not been so exercised.

          1.9 Despite the provisions of Paragraphs 1.6, 1.7 and 1.8 no Option shall be exercisable under any condition after the dates specified in the attached Notice. In addition, the provisions of Paragraphs 1.6, 1.7 and 1.8 shall be subject to the provisions of Paragraphs 5 and 6.

     2. No Option granted pursuant to this Agreement and the attached Notice shall be transferable by Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code). Except with respect to any such order, during the lifetime of Optionee, the Option shall be exercisable only by Optionee. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Option shall be null, void and without effect.

     3. The exercise of each Option granted under this Agreement shall be subject to the condition that at any time the Company shall determine, in its discretion, that the satisfaction of withholding taxes or other withholding liabilities, or that the listing, registration or qualification of any shares of Stock otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of such shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     4. If there is (i) any change in the capital structure of the Company through merger, consolidation, reorganization or otherwise, or (ii) any stock dividend, stock split or combination of shares, then the number and the Option Price of the shares of Stock with respect to which an Option has been granted hereunder shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Optionee. The issuance of Stock, warrants, or options shall not be considered a change in the Company's capital structure. No adjustment provided for in this Paragraph 4 shall require the issuance of any fractional shares.

     5. In the event of the dissolution or liquidation of the Company, any Option granted under this Agreement and the attached Notice shall terminate as of a date to be fixed by the Board, provided that no less than thirty (30) days written notice of the date so fixed shall be given to Optionee and Optionee shall have the right during such period to exercise all Options granted hereunder to the extent not previously exercised even though such Options might not otherwise be exercisable by reason of an insufficient lapse of time. At the end of such period all unexercised Options shall terminate and be of no further effect.

     6. In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

          (a) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation substantially identical in terms and conditions and equivalent in value to the Option subject hereto, then the Board shall take such action, and the Options shall terminate, as provided in Paragraph 5; or

          (b) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion, or exchange of the shares of Stock under outstanding and unexercised Options for securities of another corporation, then the Board shall adjust the shares under such outstanding and unexercised Options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if such plan or agreement makes specific provision therefor) in a manner the Board deems equitable and not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such Stock and such Options.

     7. Nothing in this Agreement or the attached Notice shall confer upon Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate Optionee's employment at any time.

     8. The Options granted hereunder are subject to the terms and provisions of the Plan as adopted by the Board. In case of any conflict between this Agreement and the Plan, the terms and provisions of the Plan shall be controlling. Unless otherwise defined herein, all terms used herein that are defined in the Plan shall have the same meaning herein as in the Plan.

     9. By execution of the attached Notice, Optionee agrees that in order to exercise the Option, Optionee must make such representations and warranties and become subject to such restrictions on transfer and comply with any other requirements relating to the Option or the Stock subject to the Option, as the Company deems necessary or appropriate in order to comply with all applicable securities laws and all rules and regulations thereunder; provided that Optionee shall not be allowed to exercise the Option, and the Company shall not be required to issue any of the Stock covered by the Option, if such issuance of any of the Stock covered by the Option would result in a violation by the Company of any securities laws, rules or regulations.

     10. By execution of the attached Notice, Optionee agrees that in order to exercise the Option, Optionee shall enter into that certain Stockholders Agreement dated April 1, 1993 among the Company and its then stockholders, as the same may be amended from time to time, with such additional amendments thereto, if any, as the Company shall deem appropriate.

     11. The effectiveness of this Option is contingent upon Optionee's signing below and returning a copy of the attached Notice to the Company within ten (10) days of the actual date of the Notice.

     12. This Option and the terms and conditions set forth in this Agreement and the attached Notice are subject in all respects to the terms and conditions of the Plan, which shall be controlling and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. All interpretations or determinations of the Board of Directors with respect to the Plan and this Option shall be binding and conclusive upon the Optionee and his or her legal representatives with respect to any question arising hereunder.

     13. By executing the attached Notice, Optionee acknowledges and agrees that any powers, rights or responsibilities of the Company's Board of Directors set forth herein may be delegated to and exercised by the Committee as defined in and as permitted under the Plan.

     14. This Agreement and the attached Notice shall be governed by and construed in accordance with the laws of the State of Delaware without application of the conflict of laws principles thereof, except to the extent preempted by federal law, which shall govern to such extent.

     15. By executing the attached Notice, Optionee agrees to execute and deliver to the Company all documents reasonably necessary to evidence his or her agreement with the Company, or with the underwriters of the Company's equity securities, or both, that Optionee will not sell, transfer, or otherwise dispose of any shares of Stock acquired under this Agreement, including a sale pursuant to Rule 144 of the Securities Act of 1933, as amended, during the 14 days prior to, and during the 270-day period beginning on, the effective date of a registration statement in connection with any public offering of the Company's equity securities (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter in the case of an underwritten public offering.